                                                                    EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Walter Alessandrini, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Avanex Corporation on Form 10-K for the fiscal year ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Avanex Corporation.

                                 By: /s/ Walter Alessandrini
                                     -----------------------------------------
                                 Name:  Walter Alessandrini
                                 Title: President, Chief Executive Officer,
                                        Director and Chairman of the Board

I, Bruce Pollock, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Avanex Corporation on Form 10-K for the fiscal year ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Avanex Corporation.

                                 By: /s/ Bruce Pollock
                                     ------------------------------------------
                                 Name:  Bruce Pollock
                                 Title: Senior Vice President, Finance and
                                        Chief Financial Officer